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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                (AMENDMENT NO. 1)

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 14, 2008

                             VOYAGER PETROLEUM, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)


          Nevada                       000-32737                 88-049002272
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

              123 East Ogden Avenue, Suite 102A, Hinsdale, IL 60521
              -----------------------------------------------------
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (630) 325-7130

                                   Copies to:
                             Darrin M. Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
                                   61 Broadway
                            New York, New York 10006
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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THE REGISTRANT HEREBY AMENDS AND SUPPLEMENTS ITS CURRENT REPORT ON FORM 8-K
DATED FEBRUARY 14, 2008, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 19, 2008 (THE "ORIGINAL FORM 8-K"), TO AMEND ITEM 1.01 (i) TO CORRECT THE DISCLOSURE ITEM REFERENCE FROM ITEM 1.01 TO ITEM 1.02, (ii) CORRECT THE DESCRIPTION OF THE AGREEMENT TO TERMINATE INVESTOR RELATIONS SERVICE AGREEMENT AND RELEASE AND (iii) INSERT ITEM 9.01 AND ATTACH A COPY OF THE AGREEMENT TO TERMINATE INVESTOR RELATIONS SERVICE AGREEMENT AND RELEASE AS EXHIBIT 99.1.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

         On February 14, 2008, Voyager Petroleum, Inc. (the "Company") and Prominence Media Corporation (the "Consultant") entered into an Agreement to Terminate Investors Relations Service Agreement and Release, effective February 15, 2008 (the "Termination Agreement"). Pursuant to the terms of the Termination Agreement, the Company and Consultant terminated their existing Investor Relations Service Agreement, dated May 15, 2007 which was to expire on May 15, 2008. In consideration for the termination of the original agreement between the parties, Consultant agreed to return (i) 1,000,000 shares of the Company's common stock and (ii) a three-year warrant to purchase 1,000,000 shares of common stock at an exercise price of $0.15 per share. A copy of the Termination Agreement is attached hereto as Exhibit 99.1.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits
--------
99.1 Agreement to Terminate Investors Relations Service Agreement and Release, dated February 14, 2008, by and between Voyager Petroleum, Inc. and Prominence Media Corporation

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             VOYAGER PETROLEUM, INC.


Date: February 21, 2008                      /s/ Sebastien C. DuFort
                                             -----------------------------------
                                             Sebastien C. DuFort
                                             President